UNITED STATES

SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT PURSUANT
TO SECTION 13 OR 15(D) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported):  January 31, 2012

ORBIT INTERNATIONAL CORP.
(Exact Name of Registrant as Specified in Its Charter)

Delaware
(State or Other Jurisdiction of Incorporation or Organization)

0-3936	11-1826363
(Commission File Number)	(IRS Employer Identification No.)

80 Cabot Court, Hauppauge, New York 11788
(Address of Principal Executive Offices, Including Zip Code)

(631) 435-8300
(Registrant’s Telephone Number, Including Area Code)

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions
(see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item  5.02.  Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

(b)         On January 31, 2012, Mark Tublisky informed Orbit International Corp. (the “Company”) of his intention to retire as President of Behlman Electronics, Inc., a wholly-owned subsidiary of the Company, such retirement being effective as of May 4, 2012.  It is anticipated that Mr. Tublisky will remain as Secretary of the Company and will render consulting services from time to time.  Mr. Tublisky had no disagreements with the Company regarding any matter related to the Company’s operations, policies or practices.

Item 9.01    Financial Statements and Exhibits.

(d)

Exhibit No.	Description

99.1	Press Release issued by Orbit International Corp., dated February 2, 2012

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ORBIT INTERNATIONAL CORP.

Date: February 6, 2012	By:	/s/ Mitchell Binder
Mitchell Binder, Chief Executive Officer and President

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